EXECUTION COPY

SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (the " Amendment "), dated May 27, 2004, to the Receivables Purchase Agreement, dated as of November 15, 2002, by and among GGRC CORP., as Seller, GEORGIA GULF CORPORATION (" Georgia Gulf ") and GEORGIA GULF CHEMICALS AND VINYLS, LLC (" GGVC ") as Initial Servicers, BLUE RIDGE ASSET FUNDING CORPORATION, as Purchaser and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger of Wachovia Bank, N.A.) as Administrative Agent (as amended, modified or supplemented from time to time, the " Receivables Purchase Agreement "). Capitalized terms used and not defined herein shall have the same meanings as defined in the Receivables Purchase Agreement.

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as provided herein;

    NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

    SECTION 1. Amendments .     The Agreement is, as of the Amendment Effective Date defined in Section 2 hereof, hereby amended as follows:

    (a)  Section 1.1 of the Receivables Purchase Agreement, is hereby amended and restated in its entirety to read as follows:

"Upon the terms and subject to the conditions of this Agreement (including, without limitation, Article V ), from time to time during the Revolving Period, prior to the Termination Date, the Seller may request that Purchaser purchase from the Seller ownership interests in Pool Receivables and Related Assets, and the Purchaser shall make such purchase (each being a " Purchase "); provided that no Purchase shall be made by the Purchaser if, after giving effect thereto, based upon the most recent Information Package delivered pursuant to the first sentence of Section 3.1(a) , either (a) the Invested Amount would exceed $135,000,000 (subject to receipt by the Administrative Agent of a fully executed copy of an amendment to the Credit Agreement which amends the definition of "Permitted Receivables Transaction" therein to permit a facility size of at least $135,000,000; if such amendment is not executed and delivered by each party to the Credit Agreement, the Purchase Limit hereunder shall be $100,000,000) (as such amount may be adjusted pursuant to Section 3.2(b) , the " Purchase Limit "), or (b) the Asset Interest would exceed 100% (the " Allocation Limit "); and provided , further that each Purchase pursuant to this Section 1.1 shall have a purchase price equal to at least $1,000,000 and shall be an integral multiple of $100,000."
 (b)  Section 3.1(a) of the Receivables Purchase Agreement, is hereby amended and restated in its entirety to read as follows:

    "(a)   Information Package . On (i) the 18th day of each calendar month (or, if such day is not a Business Day, then on the next Business Day) and (ii) on any day requested by the Administrative Agent in accordance with the succeeding sentence (each such day, a " Reporting Date ") the Servicers shall deliver to the Administrative Agent, on the Purchaser’s behalf, a report in the forms of Exhibit 3.1(a-1 ), and, at the request of the Agent, Exhibit 3.1(a-2) (or in another form mutually agreed to by the Administrative Agent and the Servicers) (each, an " Information Package ") with respect to the immediately preceding calendar month (with respect to each Reporting Date described in clause (i) hereof) or such other period as the Administrative Agent shall request (with respect to each Reporting Date described in clause (ii) hereof). The Information Package shall be accompanied by an electronic file in a form satisfactory to the Administrative Agent; provided , however, if a Credit Event shall have occurred, the Administrative may request an Information Package on a day or days other than the Reporting Date described in clause (i) of this Section 3.1(a) ; provided , further , however, that the Administrative Agent shall not make a request for an Information Package more frequently than weekly."

   (c)  Section 10.1(g) of the Receivables Purchase Agreement, is hereby amended and restated in its entirety to read as follows:
"The rolling three month average Default Ratio at any Cut-Off Date exceeds 2.35%; or"

 (d)  The definition of "Credit Event" in Appendix A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

" Credit Event : A Credit Event shall occur at any time that, with respect to Georgia Gulf, either (i) the Leverage Ratio as of the last day of any fiscal quarter of Georgia Gulf shall exceed the Leverage Ratio Trigger Level or (ii) as of t he last day of any fiscal quarter of Georgia Gulf, the ratio of (a) Consolidated EBITDA (for the period of four (4) consecutive fiscal quarters ending on such date) to (b) Consolidated Cash Interest Expense (for the period of four (4) consecutive fiscal quarters ending on such date) is less than Interest Coverage Ratio Trigger Level. "

(e)  The following additional definitions are hereby added to Appendix A to the Receivables Purchase Agreement in alphabetical order:

" Consolidated EBITDA : Has the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent) and each term used therein shall have the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent)."

" Consolidated Cash Interest Expense : Has the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent) and each term used therein shall have the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent)."

" Interest Coverage Ratio Trigger Level : On any day, shall be a level equal to 0.25 greater than the ratio set forth in Section 6.16 of the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent); for example, if the ratio set forth in such Section 6.15 of the Credit Agreement is 3.00:1, the Interest Coverage Ratio Trigger Level shall be 3.25:1."

" Leverage Ratio : Has the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent) and each term used therein shall have the meaning given to such term in the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent)."

" Leverage Ratio Trigger Level : On any day, shall be a level equal to 0.25 less than the ratio set forth in Section 6.15 of the Credit Agreement (without giving effect to any changes thereto occurring after May 27, 2004 which changes have not been approved in writing by the Administrative Agent); for example, if the ratio set forth in such Section 6.15 of the Credit Agreement is 3.50:1, the Leverage Ratio Trigger Level shall be 3.25:1."

SECTION 2. Effectiveness . This Amendment shall become effective as of the date first above written (the " Amendment Effective Date ") on the date on which the Administrative Agent shall have received a copy of this Amendment duly executed by each of the parties hereto and the Administrative Agent shall have received from the Seller a fully earned and non-refundable amendment fee in the amount of $35,000, such fee to be paid on the date hereof by wire transfer in immediately available funds to such account of the Administrative Agent as it shall instruct the Seller.

    SECTION 3. Receivables Purchase Agreement in Full Force and Effect as Amended . Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect. All references to the Receivables Purchase Agreement shall be deemed to mean the Receivables Purchase Agreement as modified hereby. This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Receivables Purchase Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

    SECTION 4. Miscellaneous .

    (a)  On the date hereof (i) each of the Seller Parties hereby reaffirms all representations and warranties made by it in Article VI of the Receivables Purchase Agreement (as amended hereby) and agrees that all s uch representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and (ii) each of the Seller Parties hereby represents and warrants that no Liquidation Event or Unmatured Liquidation Event has occurred and/or is continuing.

   (b)  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
   (c)  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    (d)   This Amendment may not be amended or otherwise modified except as provided in the Agreement.

    (e)   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

              GGRC CORP.,
as Seller
By: ____________________________
Name:
Title:

              GEORGIA GULF CORPORATION,
as Initial Servicer
By: ____________________________
Name:
Title:

GEORGIA GULF CHEMICALS & VINYLS, LLC,
as Initial Servicer
By: ____________________________
Name:
Title:

[additional signatures to follow]

BLUE RIDGE ASSET FUNDING CORPORATION,
as Purchaser
By Wachovia Capital Markets, LLC
as Attorney-In-Fact
By: _________________________________
Name:
Title:

                       WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: _________________________________
Name:
Title:

[end of signatures]